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Exhibit 10.23

SECURITY AGREEMENT

Dated as of August 22, 2005

Between

SR TELECOM INC.

and

EXPORT DEVELOPMENT CANADA

and

INTER-AMERICAN DEVELOPMENT BANK

TABLE OF CONTENTS (cont'd)

SCHEDULES

Schedule 4.1(5) — Offices and Locations of Collateral and Records Concerning Collateral

Schedule 4.1(8) — Intellectual Property

EXHIBITS

Exhibit A — Power of Attorney

2

SECURITY AGREEMENT

        This Security Agreement is dated as of August 22, 2005, between

        SR TELECOM INC., a Canadian corporation (the "Company")

        and

        EXPORT DEVELOPMENT CANADA, a corporation established by the Export Development Act ("EDC")

        and

        INTER-AMERICAN DEVELOPMENT BANK, an international organization established by the Articles of Agreement among its member countries ("IADB")

RECITALS

A.    Pursuant to the CTR Guarantee, the Company has obligations to and in favour of the CTR Lenders which obligations are defined therein as the "Guaranteed Obligations"; and

B.    The Company desires to enter into this Security Agreement as security for the Guaranteed Obligations to the extent of the maximum amount defined in the CTR Guarantee as the "CTR Guarantee Maximum".

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

SECTION 1 — DEFINED TERMS

        1.1    Terms Defined in PPSA.    The terms "Accounts", "Goods", "Chattel Paper", "Document of Title", "Equipment", "Instrument", "Intangible", "Inventory", "Security", "Proceeds", "Accession", "Money", "financing statement" and "financing change statement" whenever used herein shall be interpreted in accordance with their respective meanings when used in the Personal Property Security Act (Ontario), as amended from time to time, which Act, including amendments thereto and any Act substituted therefor and amendments thereto is herein referred to as the "PPSA". The term "Goods" when used herein shall not include "consumer goods" of the Company as that term is defined in the PPSA. Any reference herein to "Collateral" shall, unless the context otherwise requires, be deemed a reference to "Collateral or any part thereof". The term "Proceeds" whenever used herein and interpreted as above shall by way of example include trade-ins, Equipment, cash, bank accounts, notes, Chattel Paper, Goods, Contract rights, Accounts and any other personal property or obligation received when Collateral or Proceeds are sold, exchanged, collected or otherwise disposed of.

        1.2    Other Defined Terms.    Subject to Section 1.1, all capitalized terms used but not otherwise defined herein have the meanings given to them in the CTR Guarantee except that:

(1)
"Account Debtor" means any Person who may become obligated to the Company under, with respect to, or on account of, an Account;

(2)
"Contracts" means all material agreements or contracts of the Company entered into from time to time;

(3)
Copyright License" means any and all rights now owned or hereafter acquired by the Company under any written agreement granting any right to use any Copyright or Copyright registration;

(4)
"Copyrights" means all of the following now owned or hereafter acquired by the Company: (a) all copyrights and general intangibles of like nature (whether registered or unregistered), now owned or existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the Canadian Copyright Office or in any similar office or agency in any other country or any political subdivision thereof, and (b) all reissues, extensions or renewals thereof;

(5)
"Credit Agreement" means the credit agreement dated as of May 19, 2005 between the Company, BNY Trust Company of Canada, as administrative agent and collateral agent, and the lenders named therein from time to time;

(6)
"CTR" means Communicación y Telefonía Rural, S.A., a sociedad anônoima duly organized and validly existing under the laws of Chile;

(7)
"CTR Guarantee" means the guarantee dated as of May 19, 2005 given by the Company in favour of the CTR Lenders with respect to the Guaranteed Obligations, as the same may be hereafter amended, supplemented, revised, replaced or restated from time to time;

(8)
"CTR Lenders" means collectively, EDC and IADB;

(9)
"Default" means any event, which with the passage of time or notice or both, would become an Event of Default;

(10)
"Event of Default" means each of the following events: (i) the failure by the Company to pay the Guaranteed Obligations to the CTR Lenders as and when same become due by the Company and exigible by the CTR Lenders in accordance with the terms, conditions and provisions of the CTR Guarantee; or (ii) the failure by the Company to comply with any provisions of this Security Agreement within fifteen (15) days after notice to the Company specifying the nature of such failure;

(11)
"Guaranteed Obligations" has the meaning ascribed thereto in the CTR Guarantee, up to the "CTR Guarantee Maximum" as defined in the CTR Guarantee;

(12)
"Intellectual Property" means collectively: (i) any and all Copyright Licence, Patent Licence, Trademark Licence or other licence of rights or interests now held or hereafter acquired by the Company, Patents, Copyrights, Trademarks, trade secrets and customer lists; and (ii) all incorporeal property now owned or hereafter acquired by the Company or its interest therein including, without limitation, the Scheduled Intellectual Property, and all patents and patents pending, registered and unregistered trade marks, trade or brand names, service marks, copyrights, industrial designs, formulae, processes, trade secrets, goodwill, contractual rights, licences and permits;

(13)
"Inter-Creditor Agreement" means the inter-creditor agreement dated as of August 22, 2005 between the Company, BNY Trust Company of Canada, as agent for certain lenders under the Credit Agreement, Computershare Trust Company of Canada, as trustee for the holders of convertible secured debentures issued by the Company, and the CTR Lenders;

(14)
"Lien" means any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, trust (actual or deemed), easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the PPSA, any publication effecting any hypothec, security interest or right under the Civil Code or comparable law of any jurisdiction);

(15)
"Licenses" means any Copyright Licence, Patent Licence, Trademark Licence or other licence of rights or interests now held or hereafter acquired by the Company;

(16)
"Patent License" means rights under any written agreement now owned or hereafter acquired by the Company granting any right with respect to any invention on which a Patent is in existence;

(17)
"Patents" means all of the following in which the Company now holds or hereafter acquires any interest: (a) all letters patent of invention and all applications for letters patent, all industrial designs, design patents and all registrations and recordings thereof, including registrations, recordings and applications in the Canadian Patent and Trademark Office, Canadian Designs Office or in any similar office or agency in any country or political subdivision thereof, and (b) all reissues, continuations, continuations-in-part or extensions thereof;

(18)
"Permitted Liens" means all existing security interests created pursuant to or permitted under the Credit Agreement, the Trust Indenture or the Subordination Pledge (as defined in the Inter-Creditor Agreement) and instruments related thereto;

(19)
"Scheduled Intellectual Property" means any property listed in Schedule 4.1(8) hereto;

(20)
"Security Agreement" means this security agreement and all schedules and exhibits attached hereto, as the same may be amended, restated, modified or supplemented from time to time;

(21)
"Trademark License" means rights under any written agreement now owned or hereafter acquired by the Company granting any right to use any Trademark;

(22)
"Trademarks" means all of the following now owned or hereafter acquired by the Company (a) all trademarks, trade names, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature (whether registered or unregistered), all registrations and recordings thereof, and all applications in connection therewith, including registrations, recordings and applications in the Canadian Trade-marks Office or in any similar office in any country or any political subdivision thereof; (b) all reissues, extensions or renewals thereof; and (c) all goodwill associated with or symbolized by any of the foregoing; and

(23)
"Trust Indenture" means the trust indenture dated as of August 22, 2005 between the Company and Computershare Trust Company of Canada for the benefit of debentureholders named therein.

All uses of the words "hereto", "herein", "hereof, "hereby" and "hereunder" and similar expressions refer to this Security Agreement and not to any particular section or portion of it. All references to Persons herein shall include their respective successors and assigns.

SECTION 2 — SECURITY INTEREST

        2.1    Grant of Security Interest.    As continuing collateral security for the due payment and performance by the Company of all of the Guaranteed Obligations, the Company hereby grants to the CTR Lenders, a continuing security interest in, a lien upon, and a right of set-off against, and hereby assigns, conveys, mortgages, pledges and transfers to the CTR Lenders, as security (collectively, the "Security Interest") the undertaking of the Company and all of the Company's present and after acquired real and personal property and assets of whatever kind and wherever situated including, without limitation, in all Goods (including all parts, accessories, attachments, special tools, additions, substitutions, replacements for and accessions thereto), Chattel Paper, Documents of Title (whether negotiable or not), Instruments, Intangibles, Money and Securities now owned or hereafter owned or acquired by or on behalf of the Company (including such as may be returned to or repossessed by the Company and including under any trade names, styles or derivations thereof) and in all Proceeds and renewals thereof, accretions thereto and substitutions therefor, and including, without limitation, all of the following now or hereafter owned or consigned by or to, or leased from or to, or otherwise acquired by or on behalf of the Company:

(1)
all Inventory of whatever kind and wherever situated;

(2)
all Equipment (other than Inventory) of whatever kind and wherever situated, including, without limitation, all machinery, tools, apparatus, plant, furniture, fixtures and vehicles of whatsoever nature or kind;

(3)
all Accounts, including book debts and generally all debts, dues, claims, choses in action and demands of every nature and kind howsoever arising or secured including letters of credit and advances of credit, which are now due, owing or accruing or growing due to or owned by or which may hereafter become due, owing or accruing or growing due to or owned by the Company ("Debts");

(4)
all deeds, documents, writings, papers, books of account and other books and records relating to or being records of Debts, Chattel Paper or Documents of Title or by which such are or may hereafter be secured, evidenced, acknowledged or made payable;

(5)
all Money, cash or cash equivalents;

(6)
all contractual rights and insurance claims and Contracts;

(7)
all deposit and other bank accounts and all deposits therein;

(8)
all Intellectual Property (provided that, notwithstanding any provision to the contrary herein, the grant of security hereunder on all Trademarks of the Company shall be only the grant of a security interest therein and shall not be an assignment, conveyance, mortgage, pledge or transfer thereof); and

(9)
all Proceeds of any of the foregoing.

The foregoing undertaking and property, other than the property excluded under Section 2.3 are collectively referred to as the "Collateral".

        2.2    Set-Off.    In addition, to secure the prompt and complete payment, performance and observance of the Guaranteed Obligations, the Company hereby grants to the CTR Lenders, a right of set-off against the property and assets of the Company held by the CTR Lenders, consisting of property and assets described above in Section 2.1 now or hereafter in the possession or custody of or in transit to the CTR Lenders, for any purpose, including safekeeping, collection or pledge, for the account of the Company, or as to which the Company may have any right or power.

        2.3    Exception to Last Day and Contractual Rights.    The Security Interest granted hereby shall not extend or apply to, and Collateral shall not include, the last day of the term of any lease of real property or agreement therefor but upon the enforcement of the Security Interest the Company shall stand possessed of such last day in trust to assign the same to any Person acquiring such term. The Security Interest granted hereby does not, and shall not extend to, and Collateral shall not include, any agreement, right, franchise, license or permit to which the Company is a party or of which the Company has the benefit (the "contractual rights"), to the extent that the creation of the Security Interest therein would constitute a breach of the terms of or permit any Person to terminate the contractual rights or otherwise would be in contravention of applicable laws and regulations, but shall (unless and to the extent such contractual rights contain an enforceable prohibition against the creation of a security interest in Accounts or the creation of a security interest in Accounts is otherwise prohibited by applicable law and regulations), include all Accounts arising thereunder or related thereto and shall, in any event, extend to the proceeds thereof. To the extent that the Security Interest does not extend to any contractual rights or any Account arising thereunder or related thereto, the Company shall hold its interest therein in trust for the benefit of, and shall assign such contractual rights to the CTR Lenders forthwith upon obtaining the consent (using its commercially reasonable efforts) of the other party thereto.

        2.4    Liability for Deficiency.    If the Collateral is realized upon and the Security Interest in the Collateral is not sufficient to satisfy all Guaranteed Obligations, the Company acknowledges and agrees that, subject to the provisions of the PPSA, the Company shall continue to be liable for any Guaranteed Obligations remaining outstanding under the CTR Guarantee and the CTR Lenders shall be entitled to pursue full payment thereof in satisfaction of the CTR Guarantee.

SECTION 3 — THE CTR LENDERS' RIGHTS; LIMITATIONS ON THE CTR LENDERS' OBLIGATIONS

        3.1    Continued Liability of the Company under Licences, etc.    It is expressly agreed by the Company that, anything herein to the contrary notwithstanding, the Company shall remain liable under each of its Contracts and each of its Licences to observe and perform all the conditions and obligations to be observed and performed by it thereunder. The CTR Lenders shall not have any obligation or liability under any Contract or Licence by reason of or arising out of this Security Agreement or the granting herein of a Security Interest therein or the receipt by the CTR Lenders of any payment relating to any Contract or Licence pursuant hereto. The CTR Lenders shall not be required or obligated in any manner to perform or fulfill any of the obligations of the Company under or pursuant to any Contract or Licence, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by them or the sufficiency of any performance by any party under any Contract or Licence, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

        3.2    Notice to Account Debtors.    If a Default or an Event of Default shall have occurred and be continuing, the CTR Lenders may, in their discretion, at any time without prior notice to the Company, notify any Account Debtors (including, without limitation, the Company's subsidiaries) obligated under any Account of the Company, parties to any Contracts of the Company and obligors in respect of Instruments and Chattel Paper, that such Accounts and the right, title and interest of the Company in and under such Contracts, Instruments and Chattel Paper have been assigned to the CTR Lenders, and notify any such Account Debtors, such parties to any Contracts of the Company and such obligors that payments shall be made directly to the CTR Lenders. Upon such notification, the Company shall cause each such Person notified to agree that it shall immediately make all payments with respect to such Accounts or obligations directly to the CTR Lenders. If a Default or an Event of Default shall have occurred and be continuing, upon the request of the CTR Lenders (in their discretion), the Company shall so notify such Account Debtors, parties to Contracts and obligors in respect of Instruments and Chattel Paper. The Company acknowledges that any payments on or other proceeds of Collateral received by the Company from such Account Debtors, parties to Contracts or obligors, whether before or after notification of the Security Interest to such Account Debtors, parties to Contracts or obligors and whether before or after a Default or an Event of Default, shall be received and held by the Company in trust for the CTR Lenders and shall be deposited into a bank account pursuant to the terms of the Inter-Creditor Agreement or as otherwise agreed to in writing by the CTR Lenders.

        3.3    Verification of Accounts/Inventory.    After the occurrence of an Event of Default and at any time while it is continuing, the CTR Lenders may, in their own name or in the name of the Company communicate with Account Debtors, parties to Contracts, obligors in respect of Instruments and obligors in respect of Chattel Paper to verify with such Persons, to their satisfaction, the existence, amount and terms of any such Accounts, Contracts, Instruments or Chattel Paper. If an Event of Default shall have occurred and be continuing, the Company, at its own expense, shall cause the independent chartered accountants then engaged by the Company to prepare and deliver to the CTR Lenders at any time and from time to time promptly upon their request in their own discretion the following reports with respect to the Company: (1) a reconciliation of all Accounts of the Company and its subsidiaries; (2) an aging of all Accounts of the Company and its subsidiaries; (3) trial balances; and (4) a test verification of such Accounts as the CTR Lenders may request in their own discretion. The Company, at its own expense, shall deliver to the CTR Lenders the results of each physical verification, if any, which the Company may in its discretion have made, or caused any other Person to have made on its behalf, of all or any portion of its Inventory.

SECTION 4 — REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        4.1    Representations and Warranties.    The Company represents and warrants to the CTR Lenders that:

(1)
the Company is the sole beneficial or leasehold owner of each item of Collateral owned or leased by it in which it purports to grant the Security Interest hereunder, and has good and marketable title thereto free and clear of any and all Liens other than Permitted Liens;

(2)
no effective security agreement, financing statement, financing change statement, equivalent security or Lien instrument covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed (a) in favour of the CTR Lenders pursuant to this Security Agreement and (b) in connection with any other Permitted Liens;

(3)
this Security Agreement is effective to create a valid and continuing Security Interest in, and upon the filing of the appropriate financing statements, a perfected Security Interest in favour of the CTR Lenders, in the Collateral. Such Security Interest is prior to all other Liens except Permitted Liens, and is enforceable as such as against any and all creditors of and purchasers from the Company (other than purchasers of Goods in the ordinary course of business). All action by the Company necessary or desirable to protect and perfect the Security Interest on each item of the Collateral has been duly taken;

(4)
all Collateral consisting of Intellectual Property applications and registrations is valid and in good standing and the Company is the owner or the authorized licencee, as the case may be, of the applications and registrations;

(5)
Schedule 4.1(5) hereto sets out the Company's chief executive office, principal place of business, domicile (for purposes of the Quebec Civil Code), corporate offices, all warehouses and premises where Collateral is stored or located (excluding Collateral in transit, with repairers or with customers), and the locations of all of its books and records concerning the Collateral;

(6)
with respect to the Accounts, except as specifically disclosed to the CTR Lenders (a) they represent bona fide sales of Goods or rendering of services to Account Debtors in the ordinary course of the Company's business and are not evidenced by a judgment, Instrument or Chattel Paper; (b) there are no set-offs, claims or disputes existing or asserted with respect thereto, other than those which have been provided for in the Company's reports delivered to the CTR Lenders or which arise in the ordinary course of its business, and the Company has not made any agreement with any Account Debtor for any extension of time for the payment thereof, any compromise or settlement for less than the full amount thereof, any release of any

  Account Debtor from liability therefor, or any deduction therefrom except a discount or allowance allowed by the Company in the ordinary course of its business for prompt payment and disclosed to the CTR Lenders; (c) to the Company's knowledge, there are no facts, events or occurrences which in any way impair the validity or enforceability thereof or could reasonably be expected to reduce the amount payable thereunder as shown on the Company's books and records and any invoices, statements and reports delivered to the CTR Lenders with respect thereto, other than matters disclosed to the CTR Lenders which are customary allowances for doubtful accounts; (d) the Company has not received any notice of proceedings or actions which are threatened or pending against any Account Debtor which might result in any adverse change in such Account Debtor's financial condition; (e) the Company does not have Accounts or other amounts owing to it exceeding $100,000 in aggregate from Account Debtors located in any jurisdiction other than Quebec, except as may be disclosed in writing by the Company to the CTR Lenders after the date of this Agreement (and the Company shall promptly provide such written disclosure to the CTR Lenders); and (f) the Company has no knowledge that any Account Debtor owing more than $100,000 in the aggregate to the Company is unable generally to pay its debts as they become due, except as disclosed to the CTR Lenders. Further, with respect to the Accounts (i) the amounts shown on such records and all invoices, statements and reports which may be delivered to the CTR Lenders with respect thereto are actually and absolutely owing to the Company as indicated thereon and are not in any way contingent; (ii) no payments have been or shall be made thereon except payments immediately delivered to the bank accounts as required pursuant to the terms of the Inter-Creditor Agreement or as otherwise agreed to in writing by the CTR Lenders; and (iii) to the Company's knowledge, all Account Debtors have the capacity to contract;

(7)
with respect to any Inventory scheduled or listed on the most recent reports delivered to the CTR Lenders, if any, (a) such Inventory (excluding Inventory in transit, with repairers or with customers) is located at one of the Company's locations set forth on Schedule 4.1(5) hereto, (b) no Inventory having a value in excess of $100,000 in the aggregate is now, or shall at any time or times hereafter be stored at any other location without the CTR Lenders' prior consent, and if the CTR Lenders give such consent (in their discretion), the Company will concurrently therewith obtain, bailee, landlord and mortgagee agreements with respect to such locations, (c) the Company has good, indefeasible and marketable title to such Inventory and such Inventory is not subject to any security interest or other Lien whatsoever except for the Security Interest granted to the CTR Lenders, and except for Permitted Liens, (d) except as specifically disclosed in the most recent reports delivered to the CTR Lenders, such Inventory is of good and merchantable quality, free from all defects and is not excess, obsolete, unsaleable, shopworn, seconds, damaged or unfit for sale; (e) such property and all other Collateral are not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties which would require any consent of any third party upon sale or disposition of that Collateral, except as disclosed to the CTR Lenders and, then, in respect of which the Company has delivered to the CTR Lenders consents in form and substance satisfactory to the CTR Lenders duly executed by such third parties, or the payment of any monies to any third party as a precondition of such sale or other disposition, except as disclosed to the CTR Lenders in writing and, then, in respect of which the Company has delivered to the CTR Lenders waivers in form and substance satisfactory to the CTR Lenders duly executed by such third parties, and (f) the completion of manufacture, sale or other disposition of such property by the CTR Lenders following an Event of Default shall not require the consent of any Person and shall not constitute a breach or default under any Contract to which such property is subject; and

(8)
the Company does not have any interest in, or title to, any Intellectual Property except as set forth in Schedule 4.1(8) hereto. To the extent permitted by applicable law, this Security Agreement is effective to create a valid and continuing security interest and, upon filing of this Security Agreement with the appropriate governmental offices, perfected security interests in favour of the CTR Lenders, in the Company's Intellectual Property and such perfected security interests are enforceable as such as against any and all creditors of and purchasers from the Company. Upon filing of this Security Agreement with the appropriate governmental offices and the filing of appropriate financing statements, all action necessary or desirable to protect and perfect the CTR Lenders' security interest in the Company's Intellectual Property shall have been duly taken.

SECTION 5 — COVENANTS OF THE COMPANY

        5.1    Covenants.    The Company covenants and agrees with the CTR Lenders that from and after the date of this Security Agreement and until the CTR Guarantee has been released by the CTR Lenders:

(1)
Further Assurances; Pledge of Instruments.    At any time and from time to time, upon the written request of the CTR Lenders (in their discretion) and at the sole expense of the Company, the Company shall promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as the CTR Lenders may deem desirable to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including, but subject to the prior rights of holders of Permitted Liens and to the extent not inconsistent with those rights: (a) delivering copies of all statements of accounts, bills, invoices and books of account relating to Accounts and all records, ledgers, reports, correspondence, schedules, documents, statements, lists and other writings relating to the Collateral for the purpose of inspecting, auditing or copying the same; (b) using commercially reasonable efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of the CTR Lenders, of any Licence or Contract held by the Company or in which the Company has any rights not heretofore assigned; (c) filing any financing statements and financing change statements under the PPSA (or other applicable personal property security laws) with respect to the Security Interest granted hereunder or under any other document or agreement executed and delivered in connection with the CTR Guarantee; (d) transferring Collateral to the CTR Lenders' possession if such Collateral consists of Chattel Paper, Instruments or Securities in any case having a value in excess of $50,000 or if a Security Interest in such Collateral can be perfected only by possession, or if requested by the CTR Lenders (in their discretion); and (e) obtaining, or using commercially reasonable efforts to obtain, waivers of Liens, if any exist, from landlords, warehousemen and mortgagees. The Company also hereby authorizes the CTR Lenders to file any such financing or financing change statements without the signature of the Company to the extent permitted by applicable law. If any amount payable under or in connection with any of the Collateral is or shall become evidenced by any Instrument, at the request of the CTR Lenders (in their discretion), but subject to the prior rights of holders of Permitted Liens and to the extent not inconsistent with those rights, such Instrument, other than cheques and notes received in the ordinary course of business, shall be duly endorsed in a manner satisfactory to the CTR Lenders immediately upon the Company's receipt thereof.

(2)
Maintenance of Records.    The Company shall keep and maintain, at its own cost and expense, satisfactory and complete records of the Collateral, including a record of any and all payments received and any and all credits granted with respect to the Collateral and all other dealings with the Collateral. All Chattel Paper shall be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of Export Development Canada and Inter-American Development Bank."

(3)
Covenants Regarding Patent, Trademark and Copyright Collateral.

(a)
The Company shall notify the CTR Lenders immediately if it knows or has reason to know that any application or registration relating to any Intellectual Property (now or hereafter existing) material to the operation of its business or to the CTR Lenders exercising any of their rights and remedies in respect of the Collateral may become abandoned, or of any adverse determination or development regarding the Company's ownership of any Intellectual Property, its right to register the same, or to keep and maintain the same to the extent same is material to the Company's business or to the CTR Lenders exercising any of their rights and remedies in respect of the Collateral.

(b)
In no event shall the Company, either directly or through any agent, employee, licencee or designee, file an application for the registration of any Intellectual Property in respect of the operation of its business with any office or agency without giving the CTR Lenders prior written notice thereof, and, upon request of the CTR Lenders, the Company shall execute and deliver any and all security agreements, as the CTR Lenders may request (in their discretion) to evidence the CTR Lenders' security interest in such Intellectual Property, and the Intangibles of the Company relating thereto or represented thereby.

(c)
The Company shall take all actions necessary or requested by the CTR Lenders (in their discretion) to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of Intellectual Property (now or hereafter existing) which are material to the operation of its business or to the CTR Lenders exercising any of their rights and remedies in respect of the Collateral, including all filings.

  (d)
  In the event that any of the Intellectual Property, which is material to the operation of the Company's business or to the CTR Lenders exercising any of their rights and remedies in respect of the Collateral is infringed upon, or misappropriated or diluted by a third party, the Company shall notify the CTR Lenders promptly after the Company learns thereof. The Company shall, unless it shall reasonably determine that such Intellectual Property is in no way material to the conduct of its business or operations, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as the CTR Lenders request (in their discretion) to protect such Intellectual Property.

(4)
Indemnification.    In any suit, proceeding or action brought by the CTR Lenders (in their discretion) relating to any Account, Chattel Paper, Contract, Document of Title, Intangible or Instrument for any sum owing thereunder or to enforce any provision of any Account, Chattel Paper, Contract, Document of Title, Intangible or Instrument, the Company will save, indemnify and keep the CTR Lenders harmless from and against all expense (including reasonable legal fees and other legal expenses), loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by the Company of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favour of, such obligor or its successors from the Company, except in the case of the CTR Lenders, to the extent such expense, loss, or damage is attributable solely to the gross negligence or willful misconduct of the CTR Lenders as finally determined by a court of competent jurisdiction. All such obligations of the Company shall be and remain enforceable against and only against the Company and shall not be enforceable against the CTR Lenders.

(5)
Compliance with Terms of Accounts, etc.    In all material respects, the Company will perform and comply with all obligations in respect of its Accounts, Chattel Paper, Contracts and Licences and all other agreements to which it is a party or by which it is bound relating to the Collateral.

(6)
Limitation on Liens on Collateral.    Except as permitted by the provisions of the Trust Indenture as of the date hereof, the Company will not create, permit or suffer to exist, and the Company will defend the Collateral against, and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Liens, and will defend the right, title and interest of the CTR Lenders, in and to any of the Company's rights under the Collateral against the claims and demands of all Persons whomsoever.

(7)
Limitations on Disposition.    The Company will not sell, lease, transfer or otherwise dispose of any of the Collateral, or attempt to contract to do so except as permitted by the provisions of the Trust Indenture as of the date hereof, or consented to in writing by the CTR Lenders.

(8)
Further Identification of Collateral.    The Company will, if so requested by the CTR Lenders (in their discretion), furnish to the CTR Lenders, as often as the CTR Lenders request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the CTR Lenders may reasonably request (in their discretion), all in such detail as the CTR Lenders may specify.

SECTION 6 — THE CTR LENDERS' APPOINTMENT AS ATTORNEY-IN-FACT

        On the date of execution of this Security Agreement, the Company shall execute and deliver to the CTR Lenders a power of attorney (the "Power of Attorney") substantially in the form attached hereto as Exhibit A. The power of attorney granted pursuant to the Power of Attorney is a power coupled with an interest and shall be irrevocable until the CTR Guarantee has been released by the CTR Lenders. The powers conferred on the CTR Lenders under the Power of Attorney are solely to protect the CTR Lenders' interests in the Collateral and shall not impose any duty upon the CTR Lenders to exercise any such powers. the CTR Lenders agree that (a) they shall not exercise, any power or authority granted under the Power of Attorney unless an Event of Default has occurred and is continuing, and (b) the CTR Lenders shall account for any money received by them in respect of any foreclosure on or disposition of Collateral pursuant to the Power of Attorney provided that the CTR Lenders shall not have any duty as to any Collateral, and the CTR Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers. NEITHER THE CTR LENDERS NOR ANY OF THEIR RESPECTIVE AFFILIATES SHALL BE RESPONSIBLE TO THE COMPANY FOR ANY ACT OR FAILURE TO ACT UNDER ANY POWER OF ATTORNEY OR OTHERWISE, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION, NOR FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

SECTION 7 — REMEDIES

        7.1    Appointment of Receiver.    In addition to all other rights and remedies granted to it under this Security Agreement, the CTR Guarantee and under any other instrument or agreement securing, evidencing or relating to any of the Guaranteed Obligations, if any Event of Default shall have occurred and be continuing, the CTR Lenders may appoint or reappoint by instrument in writing, any Person or Persons, whether an officer or officers or an employee or employees of the CTR Lenders or not, to be a receiver or receivers (hereinafter called a "Receiver", which term when used herein shall include a receiver and manager) of Collateral (including any interest, income or profits therefrom) and may remove any Receiver so appointed and appoint another in its stead. Any such Receiver shall, so far as concerns responsibility for its acts, be deemed the agent of the Company and not of the CTR Lenders, and the CTR Lenders shall not be in any way responsible for any misconduct, negligence or non-feasance on the part of any such Receiver, its servants, agents or employees. Subject to the provisions of the instrument appointing it, any such Receiver shall have power to take possession of Collateral, to preserve Collateral or its value, to carry on or concur in carrying on all or any part of the business of the Company and to sell, lease, license or otherwise dispose of or concur in selling, leasing, licensing or otherwise disposing of Collateral. To facilitate the foregoing powers, any such Receiver may, to the exclusion of all others, including the Company, enter upon, use and occupy all premises owned or occupied by the Company wherein Collateral may be situated, maintain Collateral upon such premises, borrow money on a secured or unsecured basis and use Collateral directly in carrying on the Company's business or as security for loans or advances to enable the Receiver to carry on the Company's business or otherwise, as such Receiver shall, in its discretion, determine. Except as may be otherwise directed by the CTR Lenders (in their discretion), all Money received from time to time by such Receiver in carrying out its appointment shall be received in trust for and paid over to the CTR Lenders. Every such Receiver may, in the discretion of the CTR Lenders, be vested with all or any of the rights and powers of the CTR Lenders.

        7.2    Exercise of Rights by the CTR Lenders.    Upon and during the continuance of an Event of Default, the CTR Lenders may, either directly or through their respective agents or nominees, exercise any or all of the powers and rights given to a Receiver by virtue of Section 7.1.

        7.3    Taking Possession of Collateral.    Upon and during the continuance of an Event of Default, the CTR Lenders may take possession of, collect, demand, sue on, enforce, recover and receive Collateral and give valid and binding receipts and discharges therefor and in respect thereof and the CTR Lenders may sell, licence, lease or otherwise dispose of Collateral in such manner, at such time or times and place or places, for such consideration and upon such terms and conditions as to the CTR Lenders may seem reasonable (in their discretion). The CTR Lenders shall use reasonable care with respect to the Collateral in their possession or under their control. The CTR Lenders shall not have any other duty as to any Collateral in their possession or control or in the possession or control of any agent or nominee of the CTR Lenders, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto except solely to the extent the CTR Lenders has thereto agreed under Section 9.20.

        7.4    Rights and Remedies under PPSA.    In addition to those rights granted herein and in any other agreement now or hereafter in effect between the Company and the CTR Lenders and in addition to any other rights the CTR Lenders may have at law or in equity, the CTR Lenders shall have, both before and after an Event of Default, all rights and remedies of a secured party under the PPSA. However, the CTR Lenders shall not be liable or accountable for any failure to exercise their remedies, take possession of, collect, enforce, realize, sell, lease, licence or otherwise dispose of Collateral or to institute any proceedings for such purposes. Furthermore, the CTR Lenders shall have no obligation to take any steps to preserve rights against prior parties to any Instrument or Chattel Paper whether Collateral or Proceeds and whether or not in the CTR Lenders' possession and shall not be liable or accountable for failure to do so.

7.5    Cooperation of the Company with respect to Taking Possession.    After and during continuance of an Event of Default, the Company acknowledges that the CTR Lenders or any Receiver appointed by them may take possession of Collateral wherever it may be located and by any method permitted by law and the Company agrees upon request from the CTR Lenders (acting in their own discretion) or any such Receiver (acting on the instructions of the CTR Lenders) to assemble and deliver possession of Collateral at such place or places as directed.

7.6    Costs.    The Company agrees to be liable for and to pay all costs, charges and expenses incurred by the CTR Lenders or any Receiver appointed by them, whether directly or for services rendered (including reasonable legal and auditors' costs and other legal expenses and Receiver remuneration), in operating the Company's accounts, in preparing or enforcing this Security Agreement, taking and maintaining custody of, preserving, repairing, processing, preparing for disposition and disposing of Collateral and in enforcing or collecting indebtedness and all such costs, charges and expenses, together with any amounts owing as a result of any borrowing by the CTR Lenders or any Receiver appointed by them, as permitted hereby, shall be a first priority security interest on the proceeds of realization, collection or disposition of Collateral and shall be secured hereby.

7.7    Notice of Sale.    The CTR Lenders will give the Company such notice, if any, of the date, time and place of any public sale or of the date after which any private disposition of Collateral is to be made as may be required by the PPSA.

7.8    Intellectual Property Licence.    For the purpose of enabling the CTR Lenders to exercise rights and remedies under Section 7 hereof, the Company hereby grants to the CTR Lenders an irrevocable, non-exclusive licence (exercisable without payment of royalty or other compensation to the Company) to use, license or sublicense any Intellectual Property now owned or hereafter acquired by the Company, and wherever the same may be located, and including in such licence access to all media in which any of the licenced items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

7.9    Inter-Creditor Agreement.    The rights and obligations of the parties hereunder with respect to payment collection and priority of security, enforcement notice, standstill of creditors' rights and other matters between the CTR Lenders and other creditors of the Company are subject to the terms of the Inter-Creditor Agreement.

SECTION 8 — REINSTATEMENT

        This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company for liquidation or reorganization, should the Company become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of the Company's property or assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Guaranteed Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Guaranteed Obligations, whether as a "voidable preference", "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Guaranteed Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

SECTION 9 — MISCELLANEOUS

9.1    Performance by the CTR Lenders.    Upon the Company's failure to perform any of its duties hereunder, the CTR Lenders may, but shall not be obligated to, perform any or all of such duties.

9.2    Extensions, etc.    The CTR Lenders may (in their discretion) grant extensions of time and other indulgences, take and give up security, accept compositions, compound, compromise, settle, grant releases and discharges and otherwise deal with the Company, debtors of the Company (subject to Sections 3.2 and 3.3) and with Collateral and other security as the CTR Lenders may see fit without prejudice to the liability of the Company or the CTR Lenders' right to hold and realize the Security Interest. Furthermore, the CTR Lenders may (in their discretion), upon the occurrence of an Event of Default and for so long as it is continuing, demand, collect and sue on Collateral in the Company's name and may endorse the Company's name on any and all cheques, commercial paper, and any other Instruments and any Securities pertaining to or constituting Collateral.

9.3    No Waiver.    No delay or omission by the CTR Lenders in exercising any right or remedy hereunder or with respect to any of the Guaranteed Obligations shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Furthermore, the CTR Lenders may (in their discretion) remedy any default by the Company hereunder or with respect to any Guaranteed Obligations in any manner without waiving the default remedied and without waiving any other prior or subsequent default by the Company. All rights and remedies of the CTR Lenders granted or recognized herein are cumulative and may be exercised at any time and from time to time independently or in combination.

9.4    Waiver of Protest.    The Company waives protest of any Instrument constituting Collateral at any time held by the CTR Lenders on which the Company is in any way liable and, subject to Section 7.7 hereof, notice of any other action taken by the CTR Lenders.

9.5    Assignment and Enurement.    This Security Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. In any action brought by an assignee of this Security Agreement and the Security Interest or any part thereof to enforce any rights hereunder, the Company shall not assert against the assignee any claim or defence which the Company now has or hereafter may have against the CTR Lenders. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Guaranteed Obligations or any portion thereof or interest therein shall in any manner affect the Security Interest granted to the CTR Lenders, hereunder. The Company may not assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Security Agreement.

9.6    Amendment.    No modification, variation or amendment of any provision of this Security Agreement shall be made except by a written agreement, executed by the parties hereto and no waiver of any provision hereof shall be effective unless in writing.

9.7    Notices.    Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the CTR Guarantee.

9.8    Remedies Cumulative.    This Security Agreement and the security afforded hereby is in addition to and not in substitution for any other security now or hereafter held by the CTR Lenders and is intended to be a continuing security agreement and shall remain in full force and effect until all Guaranteed Obligations and any extensions or renewals thereof together with interest accruing thereon shall be paid in full. No single or partial exercise by the CTR Lenders of any right or remedy precludes or otherwise affects the exercise of any other right or remedy to which they may be entitled.

9.9    Headings.    The headings used in this Security Agreement are for convenience only and are not to be considered a part of this Security Agreement and do not in any way limit or amplify the terms and provisions of this Security Agreement.

9.10    Number and Gender.    When the context so requires, the singular number shall be read as if the plural were expressed and the provisions hereof shall be read with all grammatical changes necessary dependent upon the person referred to being a male, female, firm or corporation.

9.11    Severability.    Wherever possible, each provision of this Security Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement. This Security Agreement is to be read, construed and applied together with the CTR Guarantee, taken together, set forth the complete understanding and agreement of the Company and the CTR Lenders with respect to the matters referred to herein and therein.

9.12    Extensions.    Nothing herein contained shall in any way obligate the CTR Lenders to grant, continue, renew, extend time for payment of or accept anything which constitutes or would constitute Guaranteed Obligations.

9.13    Attachment.    The Security Interest created hereby is intended to attach when this Security Agreement is signed by the Company and delivered to the CTR Lenders.

9.14    Amalgamation.    The Company acknowledges and agrees that in the event it amalgamates with any other corporation or corporations it is the intention of the parties hereto that the term "the Company" when used herein shall apply to the amalgamated corporation, such that the Security Interest granted hereby:

(1)
shall extend to "Collateral" (as that term is herein defined) owned by each of the amalgamating corporations and the amalgamated corporation at the time of amalgamation and to any "Collateral" thereafter owned or acquired by the amalgamated corporation, and

(2)
shall secure the Guaranteed Obligations of each of the amalgamating corporations and the amalgamated corporation to the CTR Lenders, at the time of amalgamation and all Guaranteed Obligations of the amalgamated corporation to the CTR Lenders, thereafter arising. The Security Interest shall attach to "Collateral" owned by each corporation amalgamating with the Company, and by the amalgamated corporation, at the time of the amalgamation, and shall attach to any "Collateral" thereafter owned or acquired by the amalgamated corporation when such becomes owned or is acquired.

9.15    Governing Law; Consent to Jurisdiction.    IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE PROVINCE OF ONTARIO APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT PROVINCE AND ANY LAWS APPLICABLE THEREIN. THE COMPANY HEREBY CONSENTS AND AGREES THAT THE COURTS OF THE PROVINCE OF ONTARIO SHALL HAVE NON-EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE COMPANY AND THE CTR LENDERS PERTAINING TO THIS SECURITY AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT. NOTHING IN THIS SECURITY AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE CTR LENDERS FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO ENFORCE THE CTR GUARANTEE OR TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE GUARANTEED OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER. THE COMPANY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND THE COMPANY HEREBY WAIVES ANY OBJECTION WHICH THE COMPANY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. THE COMPANY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE COMPANY AT ITS ADDRESS SET FORTH IN THE CTR GUARANTEE AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF THE COMPANY'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT WITH CANADA POST, PROPER POSTAGE PREPAID.

9.16    Judgment Currency.

(1)
If, for the purpose of obtaining or enforcing judgment against the Company in any court in any jurisdiction, it becomes necessary to convert into any other currency (such other currency being hereinafter in this Section 9.16 referred to as the "Judgment Currency") an amount due in Canadian Dollars, the conversion shall be made at the rate of exchange specified by the CTR Lenders as being the rate available to the CTR

  Lenders in Toronto, Ontario on the Business Day immediately preceding (a) the date of actual payment of the amount due, in the case of any proceeding in the courts of the Province of Ontario or in the courts of any other jurisdiction that will give effect to such conversion being made on such date, or (b) the date on which the judgment is given, in the case of any proceeding in the courts of any other jurisdiction (the applicable date as of which such conversion is made pursuant to this Section 9.16(1) being hereinafter in this Section 9.16 referred to as the "Judgment Conversion Date").

(2)
If, in the case of any proceeding in the court of any jurisdiction referred to in Section 9.16(1), there is a change in the rate of exchange available to the CTR Lenders between the Judgment Conversion Date and the date of actual receipt for value of the amount due, the Company shall pay such additional amount (if any, but in any event not a lesser amount) as may be necessary to ensure that the amount actually received for value in the Judgment Currency, when converted at the rate of exchange specified by the CTR Lenders as being the rate available to the CTR Lenders on the date of payment, will produce the amount of Canadian Dollars which could have been purchased with the amount of the Judgment Currency stipulated in the judgment or judicial order at the rate of exchange on the Judgment Conversion Date.

9.17    Counterparts.    This Security Agreement may be executed in any number of separate original or facsimile counterparts each of which shall collectively and separately constitute one and the same agreement.

9.18    No Strict Construction.    The parties hereto have participated jointly in the negotiation and drafting of this Security Agreement. In the event an ambiguity or question of intent or interpretation arises, this Security Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favouring or disfavouring any party by virtue of the authorship of any provisions of this Security Agreement.

9.19    Advice of Counsel.    Each of the parties represents to each other party hereto that it has discussed this Security Agreement and, specifically, the provisions of Section 9.15, with its counsel.

9.20    Limitation on the CTR Lenders' Duty in Respect of Collateral.    The CTR Lenders shall use reasonable care with respect to the Collateral in their possession or under their control. The CTR Lenders shall not have any other duty as to any Collateral in their possession or control or in the possession or control of any agent or nominee of the CTR Lenders, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

9.21    Paramountcy.    This Security Agreement is subject to the terms of the CTR Guarantee. In the event that any provisions of this Security Agreement contradict or are otherwise incapable of being construed in conjunction with the provisions of the CTR Guarantee, the following will apply:

  (a)
  the provisions of the CTR Guarantee shall take precedence over those contained in this Security Agreement; and

  (b)
  if any act of the Company is expressly permitted under the CTR Guarantee but is prohibited under this Security Agreement, any such act shall be permitted under the CTR Guarantee and shall be deemed to be permitted hereunder.

9.22    Termination.    This Security Agreement shall terminate upon release by the CTR Lenders of the CTR Guarantee.

9.23    Copy.    The Company hereby acknowledges receipt of a copy of this Security Agreement.

        The parties have duly executed this Security Agreement as of the date first written above.

SR TELECOM INC.
By:	/s/ WILLIAM E. AZIZ Name: William E. Aziz Title: Acting CEO
By:	/s/ DAVID L. ADAMS Name: David L. Adams Title: Sr.VP, Finance and CFO
EXPORT DEVELOPMENT CANADA
By:	/s/ SEAN MITCHELL Name: Sean Mitchell Title: Manager, Special Risks
By:	/s/ ROBERT HODGES Name: Robert Hodges Title: Special Risks
INTER-AMERICAN DEVELOPMENT BANK
By:	/s/ HIROSHI TOYODA Name: Hiroshi Toyoda Title: Manager, Private Sector Development
By:
Name: Title:

Schedule 4.1(5) — Offices and Locations of Collateral
and Records Concerning Collateral

1.
Chief Executive Office:

  8150 Trans Canada Highway
  Montreal, Quebec
  H4S 1M5 Canada

2.
Locations of Collateral:

  8150 Trans Canada Highway
  Montreal, Quebec
  H4S 1M5 Canada

  6900 Trans Canada Highway
  Pointe-Claire, Quebec
  H9R 5C7 Canada

Schedule 4.1(8) — Intellectual Property

(A)
PATENTS

  See Attached.

(B)
TRADEMARKS

  See Attached.

(C)
COPYRIGHTS

  Nil

(D)
LICENSES

  The following lists the agreements in which Licenses were assigned to or obtained by the Company or its material subsidiaries, which, if the Company or its material subsidiaries were not the owners thereof or had no rights to use same, could reasonably be expected to have a material adverse effect:

  Product Line — swing

  •
  Asset Purchase Agreement between Lucent Technologies France S.A. and SR Telecom S.A.S. dated September 21, 2001

  •
  Intellectual Property Agreement between Lucent Technologies France S.A. and Lucent technologies GRL Corporation and SR Telecom S.A.S. dated September 21, 2001

  Product Line — stride2400

  •
  Intellectual Property Assignment Agreement between Nera Wireless Broadband Access A.S. and SR Telecom Inc. dated March 27, 2002

  •
  Contribution Agreement between Nera Telecom and SRT Acquisition dated March 22, 2002

  Product Lines — airstar and angel

  •
  Intellectual Property Agreement between SR Telecom USA, Inc. and SR Telecom Inc. dated as of November 30, 2003

  •
  Agreement and Plan of Merger between Netro Corporation, SR Telecom Inc. and Norway Acquisition Corporation dated as of March 27, 2003

  •
  Intellectual Property Agreement between AT&T Wireless Services, Inc. ("AWS") and Netro Corporation dated February 12, 2002

  •
  Software Licence Agreement between Aztek Engineering, Inc. and AWS dated July 30, 2001

  •
  Products Licence Agreement, as amended by Amendment One dated May 11, 2001, Between Rational Software Corporation and AWS

  •
  Chronology End-User License Agreement (Rev. September 1998)

  •
  Product Software Source/Object Code Licence Agreement between HotHaus Technologies, Inc. n/k/a Broadcom Corporation and AWS dated July 31, 1998, as amended by the Amendment to Services Agreement dated July 1, 1999

  •
  Services Agreement between HotHaus Technologies, Inc. n/k/a Broadcom Corporation and AWS dated July 31, 1998, as amended by the Amendment to Services Agreement dated June 1, 1999, and as last amended by a letter agreement dated June 6, 2001, and accepted and agreed to June 19, 2001, extending the termination date thereof

  •
  Software Licence Agreement No. 7224-1 between Integrated Systems, Inc. n/k/a WindRiver Systems, Inc. and AWS dated as of November 29, 1995

  •
  Software Licence Agreement No. 7224-2 between Integrated Systems, Inc. n/k/a WindRiver Systems, Inc. and AWS dated as of November 29, 1995, as last amended by Amendement No.2 thereto dated November 29, 1999

EXHIBIT A

POWER OF ATTORNEY

        This Power of Attorney is executed and delivered by SR Telecom Inc., a Canadian corporation (the "Company"), to each of Export Development Canada and Inter-American Development Bank (hereinafter collectively referred to as "Attorney") in connection with the CTR Guarantee dated as of May 19, 2005, a security agreement dated as of August 22, 2005 (the "Security Agreement") and other related documents (as the same may be further amended, restated, modified or supplemented from time to time, collectively the "Loan Documents"). No person to whom this Power of Attorney is presented, as authority for Attorney to take any action or actions contemplated hereby, shall be required to inquire into or seek confirmation from the Company as to the authority of Attorney to take any action described below, or as to the existence of or fulfilment of any condition to this Power of Attorney, which is intended to grant to Attorney unconditionally the authority to take and perform the actions contemplated herein, and the Company irrevocably waives any right to commence any suit or action, in law or equity, against any person or entity which acts in reliance upon or acknowledges the authority granted under this Power of Attorney. The power of attorney granted hereby is coupled with an interest, and may not be revoked or cancelled by the Company without Attorney's written consent.

        The Company hereby irrevocably constitutes and appoints Attorney (and all officers, employees or agents designated by Attorney), with full power of substitution, as the Company's true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Company and in the name of the Company or in its own name, from time to time in Attorney's discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of the Loan Documents and, without limiting the generality of the foregoing, the Company hereby grants to Attorney the power and right, on behalf of the Company, without notice to or assent by the Company, and at any time, to do the following: (a) change the mailing address of the Company, open a post office box on behalf of the Company, open mail for the Company, and ask, demand, collect, give acquittances and receipts for, take possession of, endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with any property of the Company; (b) effect any repairs to any asset of the Company, or continue or obtain any insurance and pay all or any part of the premiums therefrom and costs thereof, and make, settle and adjust all claims under such policies of insurance, and make all determinations and decisions with respect to such policies; (c) pay or discharge any taxes, liens, security interests, or other encumbrances levied or placed on or threatened against the Company or its property; (d) defend any suit, action or proceeding brought against the Company if the Company does not defend such suit, action or proceeding or if Attorney believes that the Company is not pursuing such defense in a manner that will maximize the recovery to Attorney, and settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as Attorney may deem appropriate; (e) file or prosecute any claim, litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed appropriate by Attorney for the purpose of collecting any and all such money due to the Company wherever payable and to enforce any other right in respect of the Company's property; (f) cause the chartered public accountants then engaged by the Company to prepare and deliver to Attorney at any time and from time to time, promptly upon Attorney's request, the following reports: (1) a reconciliation of all accounts, (2) an aging of all accounts, (3) trial balances, (4) test verifications of such accounts as Attorney may request, and (5) the results of each physical verification of inventory; (g) communicate in its own name with any party to any Contract or Account with regard to the assignment of the right, title and interest of the Company in and under the Contract or Account and other matters relating thereto; and (h) execute, in connection with any sale provided for in any Loan Document, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral and to otherwise direct such sale or resale, all as though Attorney were the absolute owner of the property of the Company for all purposes, and to do, at Attorney's option and the Company's expense, at any time or from time to time, all acts and other things that Attorney reasonably deems necessary to perfect, preserve, or realize upon the Company's property or assets and Attorney's Liens thereon, all as fully and effectively as the Company might do. The Company hereby ratifies, to the extent permitted by law, all that said Attorney shall lawfully do or cause to be done by virtue hereof.

        All capitalized terms used but not otherwise defined herein have the meanings given to such terms in the Security Agreement noted above.

        IN WITNESS WHEREOF, this Power of Attorney is executed by the Company as of this 22nd day of August, 2005.

SR TELECOM INC.
By:
Name: Title:
By:
Name: Title:

2

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SECURITY AGREEMENT
TABLE OF CONTENTS
SECURITY AGREEMENT
Schedule 4.1(5) — Offices and Locations of Collateral and Records Concerning Collateral
Schedule 4.1(8) — Intellectual Property
EXHIBIT A POWER OF ATTORNEY